UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21767

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

(Exact name of Registrant as specified in Charter)

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Amy Doberman, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

(212) 878-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVE INVESTMENT PARTNERS

ABSOLUTE RETURN FUND

Financial Statements (Unaudited)

For the Period from January 1, 2008 to

June 30, 2008

Alternative Investment Partners Absolute Return Fund

Financial Statements (Unaudited)

For the Period from January 1, 2008 to June 30, 2008

Alternative Investment Partners Absolute Return Fund

Statement of Assets and Liabilities (Unaudited)

June 30, 2008

Assets
Investments in investment funds, at fair value (cost $1,214,978,141)	$1,296,066,540
Short-term investments (cost $53,241,074)	53,241,074
Prepaid investments in investment funds	11,000,000
Receivable for investments sold	17,508,726
Net unrealized appreciation on swap contracts	7,332,606
Other assets	68,371

Total assets	1,385,217,317

Liabilities
Subscriptions received in advance	40,120,102
Payable for share repurchases	35,196,936
Management fee payable	4,797,412
Shareholder servicing fee payable	760,192
Transfer agent fee payable	12,500
Trustees’ fee payable	604
Accrued expenses and other liabilities	2,567,439

Total liabilities	83,455,185

Net assets	$1,301,762,132

Net assets consist of:
Net capital	$1,233,675,869
Accumulated net investment loss	(10,219,414)
Accumulated net realized loss from investments	(10,115,328)
Net unrealized appreciation on investments	88,421,005

Net assets	$1,301,762,132

Net asset value per share:
1,073,972.882 shares issued and outstanding, no par value, 1,500,000 registered shares	$1,212.10
Maximum offering price per share ($1,212.10 plus sales load of 2% of net asset value per share)	$1,236.34

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Statement of Operations (Unaudited)

For the Period from January 1, 2008 to June 30, 2008

Investment income
Dividend	$561,084
Interest	35,941

Total investment income	597,025

Expenses
Management fees	8,745,450
Shareholder servicing fees	1,376,552
Accounting, administration and tax fees	255,973
Transfer agent fees	113,106
Custody fees	112,207
Professional fees	109,075
Trustees’ fees	10,214
Other	93,862

Total expenses	10,816,439

Net investment loss	(10,219,414)

Realized and unrealized gain (loss) from investments
Net realized loss from investments in investment funds	(1,243,820)
Net realized loss from swap contracts	(8,871,508)

Net realized loss from investments	(10,115,328)

Net change in unrealized appreciation/depreciation on investments in investment funds	4,228,762
Net change in unrealized appreciation/depreciation on swap contracts	1,220,440

Net change in unrealized appreciation/depreciation on investments	5,449,202

Net realized and unrealized loss from investments	(4,666,126)

Net decrease in net assets resulting from operations	$(14,885,540)

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Statements of Changes in Net Assets (Unaudited)

For the year ended December 31, 2007
Net increase in net assets resulting from operations:
Net investment loss	$(11,008,939)
Net realized gain from investments	5,400,767
Net change in unrealized appreciation/depreciation on investments	65,833,096

Net increase in net assets resulting from operations	60,224,924

Shareholder transactions
Subscriptions (representing 551,144.276 shares)	653,450,706
Repurchases (representing 51,297.726 shares)	(61,961,161)

Net increase in net assets from shareholder transactions	591,489,545

Total increase in net assets	651,714,469
Net assets, beginning of year (representing 247,723.696 shares)	271,782,091

Net assets, end of year (representing 747,570.246 shares)	$923,496,560

For the period from January 1, 2008 to June 30, 2008
Net decrease in net assets resulting from operations:
Net investment loss	$(10,219,414)
Net realized loss from investments	(10,115,328)
Net change in unrealized appreciation/depreciation on investments	5,449,202

Net decrease in net assets resulting from operations	(14,885,540)

Shareholder transactions
Subscriptions (representing 370,562.632 shares)	446,101,870
Repurchases (representing 44,159.996 shares)	(52,950,758)

Net increase in net assets from shareholder transactions	393,151,112

Total increase in net assets	378,265,572

Net assets, beginning of period (representing 747,570.246 shares)	923,496,560

Net assets, end of period (representing 1,073,972.882 shares)	$1,301,762,132

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Statement of Cash Flows (Unaudited)

For the Period from January 1, 2008 to June 30, 2008

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(14,885,540)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized loss from investments in investment funds	1,243,820
Net realized loss from swap contracts	8,871,508
Net change in unrealized appreciation/depreciation on investments in investment funds	(4,228,762)
Net change in unrealized appreciation/depreciation on swap contracts	(1,220,440)
Purchase of investments in investment funds	(491,900,000)
Proceeds from sale of investments in investment funds	45,318,470
Net payments from settlement of swap contracts	(8,871,508)
Increase in short-term investments	(45,035,904)
Decrease in prepaid investments in investment funds	110,900,000
Decrease in receivable for investments sold	12,125,989
Decrease in due from counterparty	907,247
Decrease in other assets	115,445
Increase in management fee payable	2,534,264
Decrease in shareholder servicing fee payable	(212,977)
Increase in transfer agent fee payable	12,500
Decrease in trustees’ fee payable	(1,828)
Increase in accrued expenses and other liabilities	981,424

Net cash used in operating activities	(383,346,292)

Cash flows from financing activities
Subscriptions (including subscriptions received in advance)	416,138,057
Repurchases	(32,791,765)

Net cash provided by financing activities	383,346,292

Net change in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental disclosure of cash flow information:
Conversion to shareholder subscriptions in 2008 of subscriptions received in advance during 2007	$70,083,915

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited)

June 30, 2008

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	First Available Redemption Date *	Liquidity **
Investment Funds

CTA/Managed Futures
Robeco Transtrend Diversified Fund LLC	6/1/2008	$30,000,000	$30,897,000	2.37%	7/31/2008	Monthly

Total CTA/Managed Futures		30,000,000	30,897,000	2.37

Equity Long/Short - High Hedge
Ascend Partners Fund II LP	6/1/2008	30,000,000	30,037,046	2.31	6/30/2009	Quarterly
Atlas Advantage Fund, L.P.	1/1/2008	20,000,000	18,737,947	1.44	3/31/2009	Semi-Annually
Prism Partners III Leveraged, L.P.	3/1/2008	39,000,000	40,403,150	3.10	8/31/2008	Monthly

Total Equity Long/Short - High Hedge		89,000,000	89,178,143	6.85

Equity Long/Short - Opportunistic
Algebris Global Financials Fund L.P. (a)	10/1/2006	10,500,000	14,124,721	1.09	9/30/2008	Quarterly
Blackstone Kailix Fund L.P.	10/1/2006	28,000,000	31,328,890	2.41	9/30/2008	Quarterly
Delta Fund Europe, LP	9/1/2006	26,000,000	29,740,664	2.28	9/30/2008	Quarterly
East Side Capital, L.P.	1/1/2006	32,200,000	34,897,485	2.68	12/31/2008	Annually
H.I.G. Brightpoint Capital Global Partners, L.P.	2/1/2008	41,000,000	40,723,286	3.13	6/30/2009	Semi-Annually
Highbridge Long/Short Equity Fund, L.P. (a)	1/1/2006	20,200,000	25,387,382	1.95	9/30/2008	Quarterly
Karsch Capital II, LP (a)	1/1/2006	11,000,000	11,422,734	0.88	9/30/2008	Quarterly
Lansdowne Global Financials Fund, L.P.	1/1/2006	27,827,915	30,542,191	2.35	9/30/2008	Monthly
Seligman Tech Spectrum Fund LLC (a)	11/1/2007	15,000,000	15,284,627	1.17	12/31/2008	Quarterly
Value Partners China Hedge Fund LLC	12/1/2007	15,000,000	12,164,357	0.93	7/31/2008	Monthly
Visium Balanced Fund, LP	1/1/2006	26,100,000	29,197,397	2.24	9/30/2008	Quarterly

Total Equity Long/Short - Opportunistic		252,827,915	274,813,734	21.11

Event Driven Credit
Plainfield Special Situations Onshore Feeder Fund LP	1/1/2006	56,300,000	58,425,825	4.49	9/30/2008	Quarterly
Silver Point Capital Fund, L.P.	5/1/2007	27,000,000	26,329,346	2.02	6/30/2009	Annually (b)

Total Event Driven Credit		83,300,000	84,755,171	6.51

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

June 30, 2008

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	First Available Redemption Date *	Liquidity **
Investment Funds (continued)

Fixed Income Arbitrage
Platinum Grove Contingent Capital Partners, L.P. (a)	3/1/2008	$10,000,000	$9,340,727	0.72%	8/31/2008	Monthly

Total Fixed Income Arbitrage		10,000,000	9,340,727	0.72

Macro
Citadel Tactical Trading LLC	1/1/2008	26,900,000	32,343,503	2.48	9/30/2008	Quarterly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2006	55,500,000	70,488,743	5.41	9/30/2008	Quarterly
Discovery Global Opportunity Partners, L.P.	1/1/2008	32,000,000	32,237,285	2.48	12/31/2008	Semi-Annually
Remington Investment Strategies, L.P.	3/1/2008	60,000,000	60,246,140	4.63	2/28/2009	Annually

Total Macro		174,400,000	195,315,671	15.00

Mortgage Arbitrage
Ellington Mortgage Partners, L.P. (a)	1/1/2006	3,936,065	3,459,533	0.27	(c)	(c)

Total Mortgage Arbitrage		3,936,065	3,459,533	0.27

Multi-Strategy
Amaranth Capital Partners LLC	1/1/2006	378,095	107,466	0.01	(c)	(c)
Brevan Howard Multi-Strategy Fund, L.P.	4/1/2008	60,000,000	60,289,348	4.63	10/31/2008	Monthly
Citadel Derivatives Group Investors LLC	7/1/2007	6,300,000	10,157,656	0.78	9/30/2008	Quarterly
Citadel Wellington LLC	8/1/2006	53,200,000	65,815,779	5.06	9/30/2008	2 Years & Quarterly
D.E. Shaw Composite Fund, L.L.C.	1/1/2006	36,991,924	41,361,820	3.17	9/30/2008	Quarterly (b)
HBK Fund L.P.	1/1/2006	24,400,000	24,807,424	1.91	9/30/2008	Quarterly
Magnetar Capital Fund, LP	1/1/2008	30,000,000	28,834,994	2.22	12/31/2008	Semi-Annually
OZ Europe Domestic Partners II, L.P. (a)	4/1/2007	29,500,000	32,013,321	2.46	9/30/2008	Quarterly (b)
Perry Partners, L.P.	11/1/2006	38,000,000	40,240,289	3.09	12/31/2008	Annually (b)
Polygon Global Opportunities Fund LP	1/1/2006	13,914,346	14,527,914	1.12	(c)	(c)
QVT Associates LP	9/1/2006	54,000,000	64,376,760	4.94	9/30/2008	Quarterly (b)
Sandelman Partners Multi-Strategy Fund, LP	5/1/2007	30,000,000	25,742,991	1.98	(c)	(c)
TPG-Axon Partners, LP	10/1/2007	52,000,000	58,171,537	4.47	12/31/2009	Quarterly

Total Multi-Strategy		428,684,365	466,447,299	35.84

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

June 30, 2008

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	First Available Redemption Date *	Liquidity **
Investment Funds (continued)

Restructurings and Value
Amber Fund LP (a)	7/1/2006	$1,730,052	$1,769,886	0.14%	(c)	(c)
Castlerigg Partners L.P.	5/1/2007	29,500,000	29,033,408	2.23	9/30/2008	Quarterly
Icahn Partners LP (a)	1/1/2006	20,200,000	18,374,900	1.41	12/31/2008	Semi-Annually
Laxey Investors L.P.	1/1/2006	347,778	291,778	0.02	(c)	(c)
Oceanwood Global Opportunities Fund L.P.	7/1/2007	26,000,000	24,991,424	1.92	9/30/2008	Quarterly
One East Partners, LP (a)	8/1/2006	5,899,180	5,619,423	0.43	(c)	(b) (c)
Owl Creek Overseas Fund, Ltd.	2/1/2008	34,000,000	36,938,512	2.84	10/31/2008	Quarterly
OZ Asia Domestic Partners, L.P.	1/1/2006	152,786	183,383	0.01	(c)	(b) (c)
Western Investment Activism Partners LLC	3/1/2007	25,000,000	24,656,548	1.89	(c)	(c)

Total Restructurings and Value		142,829,796	141,859,262	10.89

Total Investments in Investment Funds		$1,214,978,141	$1,296,066,540	99.56%

Short-Term Investments
State Street Institutional Liquid Reserve Fund - Institutional Class 2.55%		52,877,633	52,877,633	4.06
State Street Eurodollar Time Deposit 1.00% due 07/01/08		363,441	363,441	0.03

Total Short-Term Investments		53,241,074	53,241,074	4.09

Total Investments in Investment Funds and Short-Term Investments		$1,268,219,215	1,349,307,614	103.65

Liabilities in excess of Other Assets			(47,545,482)	(3.65)

Total Net Assets			$1,301,762,132	100.00%

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

June 30, 2008

Description	Swap Counterparty	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation)	First Available Redemption Date *	Liquidity **
Total Return Swaps
Reference Funds	HSBC Bank USA	10/1/2008
Distressed
Cerberus Partners, L.P.			$81,000,000	$2,087,265	9/30/2009	Semi-Annually

Equity Long/Short - Opportunistic
Algebris Global Financials Fund L.P.			5,000,000	1,513,760	9/30/2008	Quarterly
Highbridge Long/Short Equity Fund, L.P.			8,500,000	3,352,087	9/30/2008	Quarterly
Karsch Capital II, LP			15,500,000	2,184,607	9/30/2008	Quarterly
Seligman Tech Spectrum Fund LLC			22,000,000	2,291,026	7/31/2008	Monthly

Fixed Income Arbitrage
Platinum Grove Contingent Capital Partners, L.P.			23,000,000	210,822	8/31/2008	Monthly

Mortgage Arbitrage
Ellington Mortgage Partners, L.P.			5,106,566	(834,326)	(c)	(c)
New Ellington Credit Partners, LP			8,157,612	(2,932,560)	(c)	(c)

Multi-Strategy
OZ Europe Domestic Partners II, L.P.			9,000,000	236,419	9/30/2008	Quarterly
S.A.C. Multi-Strategy Fund, L.P.			39,900,000	1,442,664	9/30/2010	Annually

Restructurings and Value
Amber Fund LP			15,000,000	(1,538,778)	(c)	(c)
Icahn Partners, LP			7,500,000	(248,988)	12/31/2008	Semi-Annually
One East Partners, LP			3,500,000	(431,392)	(c)	(c)

			$243,164,178	$7,332,606

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

June 30, 2008

Detailed information about all of the Investment Funds’ portfolios is not available.

*	Investments in Investment Funds and Reference Funds may be composed of multiple tranches. The First Available Redemption Date relates to the earliest date after June 30, 2008 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the First Available Redemption Date. Redemptions from Investment Funds and Reference Funds may be subject to fees.
**	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(a)	The Fund also holds interests in this Investment Fund, or in an Investment Fund managed by a related investment manager, indirectly through a swap agreement. See discussion in Note 4 to the financial statements.
(b)	A portion of the assets of this Investment Fund are held in side pockets, which have restricted liquidity. See discussion in Note 2 to the financial statements.
(c)	The Fund has submitted a request for full redemption from this Investment Fund or Reference Fund. All redemption proceeds have not been received. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund or Reference Fund is able to liquidate underlying investments.

Strategy Allocation	Percent of Net Assets
Multi-Strategy	39.73%
Equity Long/Short - Opportunistic	25.75
Macro	15.00
Restructurings and Value	12.72
Equity Long/Short - High Hedge	6.85
Event Driven Credit	6.51
Distressed	6.38
Short-Term Investments	4.09
CTA/Managed Futures	2.37
Mortgage Arbitrage	1.00
Fixed Income Arbitrage	0.72

Total Investments in Investment Funds, Short-Term Investments and Total Return Swaps (notional value)	121.12%

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited)

June 30, 2008

1. Organization

Alternative Investment Partners Absolute Return Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on May 12, 2005 pursuant to an Agreement and Declaration of Trust (the “Trust Deed”) and commenced operations on January 1, 2006. The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Fund’s “Special Shareholder.” The Special Shareholder shall make such contributions to the capital of the Fund from time to time in an amount sufficient for the Fund to be treated as a partnership for U.S. federal income tax purposes. Morgan Stanley AIP GP LP, the general partner of the Special Shareholder, serves as the Fund’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The Special Shareholder and the Adviser are affiliates of Morgan Stanley. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a “Master” fund in a “Master-Feeder” structure whereby a feeder fund invests substantially all of its assets in the Fund. At June 30, 2008, Alternative Investment Partners Absolute Return Fund STS, an indirect feeder fund to the Fund, represented 54.76% of the Fund’s net assets.

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund offers on a continuous basis through Morgan Stanley Distribution Inc. (the “Distributor”), an affiliate of Morgan Stanley, 1,500,000 shares of beneficial interest (“Shares”). The initial closing date for public offering of Shares was July 1, 2006. Shares were offered at an initial offering price of $1,000 per Share, plus any applicable sales load, and are offered monthly thereafter at the Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares.

Shares are sold only to investors (“Shareholders”) that represent that they are “accredited investors” within the meaning of Rule 501 (a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The minimum initial investment in the Fund by any Shareholder is $100,000 and the minimum additional investment in the Fund by any Shareholder is $50,000. The minimal initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor or a Selling Agent.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

1. Organization (continued)

The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

At June 30, 2008, 81.01% of the Fund’s portfolio was comprised of investments in Investment Funds, 15.66%, based on the notional value, was invested in a total return swap (see Note 4) and 3.33% was invested in short-term investments. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Valuations received by, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such valuations are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements and offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the valuation supplied by, or on behalf of, such Investment Fund and to determine independently the value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no fair value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Fund’s Prospectus, the Adviser values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Fund’s investment manager. At June 30, 2008, less than 1.0% of the Fund’s net assets were invested in side pockets maintained by the Investment Funds.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Values of Financial Instruments,” approximates the carrying amounts presented in the Statement of Assets and Liabilities.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). Effective January 1, 2008, the Fund adopted FAS 157. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Investment Funds	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	53,241,074
Level 3 – Significant Unobservable Inputs	1,296,066,540	7,332,606

Total	$1,296,066,540	$60,573,680

*	Other financial instruments include short-term investments and total return swaps.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Investment Funds	Other Financial Instruments
Balance as of December 31, 2007	$846,500,068	$6,112,166
Realized gain (loss)	(1,243,820)	(8,871,508)
Net change in unrealized appreciation/depreciation	4,228,762	1,220,440
Net purchases (sales)	446,581,530	8,871,508
Net transfers in or out of Level 3	—	—

Balance as of June 30, 2008	$1,296,066,540	$7,332,606

Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2008	$5,177,905	$998,399

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Income Recognition and Expenses

The Fund recognizes income and expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in Investment Funds’ net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Redemption proceeds received, whether in the form of cash or securities, are applied as a reduction of the Investment Fund’s cost, and realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Short-Term Investments

Short-term investments are valued at amortized cost, which approximates fair value. Short-term investments are invested overnight in either a short-term time deposit or a money market fund with the Fund’s custodian, State Street Bank and Trust Company (“State Street”).

Income and Withholding Taxes

No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Shareholders and Special Shareholder is to include its respective share of the Fund’s realized profits or losses in its individual tax returns. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Fund expects to be treated as a partnership for U.S. federal income tax purposes. The Fund is required to withhold up to 30% U.S. tax from U.S. source dividends and 35% effectively connected income allocable to its non-U.S. Shareholders and to remit those amounts to the U.S. Internal Revenue Service. The rate of withholding is generally the rate at which the particular non-U.S. Shareholder is subject to U.S. federal income tax. The non-U.S. Shareholders are obligated to indemnify the Fund for any taxes that the Fund is required to withhold as well as any interest or penalties. Withholding taxes result in a redemption of Shares from the Fund for any non-U.S. Shareholders who incur the withholding.

For the period from January 1, 2008 to June 30, 2008, the Fund recorded an estimated tax withholding amount of $1,116,550, which is included in redemptions in the Statement of Changes in Net Assets.

Effective June 30, 2007, the Fund adopted the provisions of FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109” (“FIN 48”). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements and applies to all open tax years as of the effective date. As of June 30, 2008, there was no impact to the Fund’s financial statements as a result of the adoption of FIN 48.

If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

3. Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds.

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee of 0.125% (1.50% on an annualized basis) of the Fund’s month end net asset value. The management fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The management fee is in addition to the asset-based fees and incentive allocations charged by the underlying Investment Funds and indirectly paid by Shareholders in the Fund. For the period from January 1, 2008 to June 30, 2008, the Fund incurred management fees of $8,745,450, of which $4,797,412 was payable to the Adviser at June 30, 2008.

The Distributor or Selling Agent may charge Shareholders a sales load of up to 2% of the Shareholder’s purchase. Investments of $100,000-$499,999 are subject to a maximum sales load of 2%; investments of $500,000-$999,999 are subject to a maximum sales load of 1.5%; investments of $1,000,000-$4,999,999 are subject to a maximum sales load of 1%; and investments of $5,000,000 or more are not subject to a sales load. The Distributor or Selling Agent may, in its discretion, waive the sales load for certain Shareholders. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by an investment adviser, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of Morgan Stanley and its affiliates may not be charged a sales load by the Distributor or Selling Agent.

The Fund pays the Distributor, and the Distributor pays each financial institution, broker-dealer and other industry professional (collectively, “Service Agents”) that enters into a shareholder servicing agreement with the Distributor, a quarterly shareholder servicing fee of 0.0625% (0.25% on an annualized basis) of the net asset value of the outstanding Shares beneficially owned by clients of the Distributor or the Service Agent. In exchange for this fee, the Distributor or the Service Agent, as the case may be, responds to Shareholder inquiries about the Fund, facilitates Fund communications with Shareholders, assists Shareholders in changing account designations or addresses, and assists Shareholders in processing repurchase requests. For the period from January 1, 2008 to June 30, 2008, the Fund incurred shareholder servicing fees of $1,376,552 of which $760,192 was payable to the Distributor at June 30, 2008.

State Street provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.030% to 0.045%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator. The administrative services fee is subject to an annual aggregate minimum based on $125,000 per Morgan Stanley product.

State Street also serves as the Fund’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate ranging from 1.5% to 2.0%, based on i) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and ii) investment purchases and sales activity related to the Fund.

The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

3. Management Fee, Related Party Transactions and Other (continued)

The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. At June 30, 2008, the Fund’s proportionate share of assets attributable to the DC Plan was $2,699, which is included in the Statement of Assets and Liabilities under other assets and accrued expenses and other liabilities.

Boston Financial Data Services, Inc. (“BFDS”) serves as the Fund’s transfer agent. Transfer Agent Fees are payable monthly based on an annual per Shareholder account charge plus out-of-pocket expenses incurred by BFDS on the Fund’s behalf.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in these Investment Funds is limited to the value of these investments as reported by the Fund.

Swap Agreements

The Fund may enter into total return, interest rate, index and currency rate swap agreements. These transactions may be undertaken in an attempt to obtain a particular return when the Adviser determines appropriate, possibly at a lower cost than if the Fund had invested directly in the investment or instrument. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, in the value of an Investment Fund, or in a “basket” of securities representing a particular index or underlying Investment Funds.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations or rights under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

Swaps are valued based on market values provided by dealers. The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different from the amounts recorded in the Statement of Assets and Liabilities.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

4. Financial Instruments with Off-Balance Sheet Risk (continued)

Swap Agreements (continued)

The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability in the Statement of Assets and Liabilities. The unrealized appreciation/depreciation, rather than the contract amount, represents the approximate future cash to be received or paid, respectively.

As of June 30, 2008, there was one swap agreement (the “Swap Agreement”) outstanding, with HSBC Bank USA, dated August 31, 2006, as it may be amended and supplemented from time to time. At June 30, 2008, the Swap Agreement was subject to a maximum notional amount of $300,000,000. The Fund may adjust the outstanding notional amount on the 15th day and the end of each calendar month, provided that certain conditions are satisfied. An amount equal to the outstanding notional amount less the Fixed Amount, as defined below, is invested by the counterparty in a “basket” of investment funds (individually, a “Reference Fund” and, collectively, the “Reference Basket”). The Fund receives the total return of the Reference Basket. In addition, any outstanding notional amount in excess of the amount invested by the counterparty in the Reference Basket (the “Fixed Amount”) may be received in cash by the Fund or used to invest in another Reference Fund. In exchange, the Fund pays interest on a quarterly basis on the outstanding notional amount at a rate equal to the 3-month USD LIBOR rate plus 0.85%. At June 30, 2008, the outstanding notional amount was $243,164,178, all of which was invested in the Reference Basket. The maturity date of the Swap Agreement is October 1, 2008 subject to the date on which the Reference Basket has been fully liquidated.

Fair values represent contract-to-date unrealized appreciation and depreciation on the instruments. Such amounts are reflected in net unrealized appreciation on swap contracts in the Statement of Assets and Liabilities. At June 30, 2008, the swap was collateralized by investments in Investment Funds which had a fair value equal to $1,296,066,540, which exceeded the notional value of the Swap Agreement, and are included in investments in Investment Funds in the Statement of Assets and Liabilities.

The Fund reduces its credit risk by entering into master netting agreements that incorporate the right of “off-set” across derivative products with the same counterparty. At June 30, 2008, the Fund viewed its credit exposure for total return swaps as $7,332,606 since the fair value of the Swap Agreement for which a master netting agreement exists is in a net unrealized gain position.

At June 30, 2008, 9.56%, based on the notional value, of the Fund’s net assets, was invested in Reference Funds with the next available redemption date extending beyond one year from June 30, 2008.

Amounts representing the expected net realized value of settled swap contracts on deposit with the counterparty are included in due from counterparty in the Statement of Assets and Liabilities.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires enhanced disclosures that are intended to enable investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivatives affect a fund’s results of operations and financial position. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, that adoption of FAS 161 will have to the Fund’s financial statements.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

5. Receivable for Investments Sold

As of June 30, 2008, $17,508,726 was due to the Fund from five Investment Funds. The receivable amount represents the fair value of each investment in Investment Funds net of management fees and incentive fees/allocations. Substantially all of these amounts were collected subsequent to the balance sheet date.

6. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Investments in Investment Funds

As of June 30, 2008, the Fund invested primarily in Investment Funds. At June 30, 2008, 8.36% of the Fund’s net assets (excluding side pockets) were invested in Investment Funds with the next available redemption date extending beyond one year from June 30, 2008.

Prepaid investments in Investment Funds represent amounts transferred to Investment Funds prior to period-end relating to investments to be made effective January 1, 2008, pursuant to each Investment Fund’s operating agreements.

For the period from January 1, 2008 to June 30, 2008, aggregate purchases and proceeds from sales of investments in Investment Funds were $491,900,000 and $45,318,470, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on Schedule K-1s. Such tax adjustments for the year ending December 31, 2008 will be made once the Fund has received all 2007 Schedule K-1s from the Investment Funds.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

8. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders. The calculations below are not annualized for periods less than one year.

	For the Period from January 1, 2008 to June 30, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
For a Share outstanding throughout the period:
Net asset value, beginning of period	$1,235.33	$1,097.12	$1,000.00

Net investment loss(a)	(19.30)	(21.58)	(24.08)
Net realized and unrealized gain (loss) from investments	(3.93)	159.79	121.20

Net increase (decrease) resulting from operations	(23.23)	138.21	97.12

Net asset value, end of period	$1,212.10	$1,235.33	$1,097.12

Total return(b)	(1.88%)	12.60%	9.71%
Ratio of total expenses to average net assets before expense waivers and reimbursements(c)	0.93%	1.89%	2.49%
Ratio of total expenses to average net assets after expense waivers and reimbursements(c)	0.93%	1.89%	2.34%
Ratio of net investment loss to average net assets(d)	(0.88%)	(1.80%)	(2.26%)
Portfolio turnover	4%	28%	5%
Net assets, end of period (000s)	$1,301,762	$923,497	$271,782

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total return assumes a subscription of a Share in the Fund at the beginning of the period indicated and a repurchase of the Share on the last day of the period, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.
(c)	Ratios do not reflect the Fund’s proportionate share of the expenses of the Investment Funds.
(d)	Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions and withholding tax allocation, as applicable.

9. Subsequent Events

From July 1, 2008 through August 20, 2008, the Fund accepted and received approximately $84.4 million in additional subscriptions. The Fund has also received tenders to repurchase Shares of approximately $45.5 million in respect of the quarterly tender offer for September 30, 2008.

Alternative Investment Partners Absolute Return Fund

Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement (the “Advisory Agreement”), including selection of Investment Funds for investment of the Fund’s assets, allocation of the Fund’s assets among, and monitoring performance of, Investment Funds, evaluation of risk exposure of Investment Funds and reputation, experience and training of investment managers, management of short-term cash and operations of the Fund, day-to-day portfolio management, and general due diligence examination of Investment Funds before and after committing assets of the Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser provides, or arranges at its expense, under the Advisory Agreement, including among other things, providing to the Fund office facilities, equipment and personnel.

The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-year period ended December 31, 2007, and for the period January 1, 2006 (inception) to December 31, 2007, as shown in a report provided by Lipper Inc. (the “Lipper Report”), compared to the performance of the Fund’s benchmark, selected by the Adviser, consisting of other comparable funds of hedge funds. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its benchmark.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory fee rate and total expense ratio of the Fund as compared to the average advisory fee rate and average total expense ratio for funds, selected by Lipper Inc. (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board noted that the Fund’s advisory fee rate and total expense ratio were higher than the expense peer group. The Board also noted that the Fund charges a shareholder servicing fee whereas other Funds in the peer group charge fees to shareholders outside of the Fund. Additionally, the Board noted that the Fund’s assets had grown significantly since December 31, 2007 and as the Fund continues to grow shareholders are expected to profit from economies of scale. The Board concluded that the Fund’s advisory fee rate and total expense ratio were acceptable for the quality of services provided.

Alternative Investment Partners Absolute Return Fund

Investment Advisory Agreement Approval (Unaudited) (continued)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s advisory fee schedule under the Advisory Agreement and noted that it does not include any breakpoints. The Board considered the Fund’s potential growth and concluded that it would revisit the potential for breakpoints in the future.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund, and since inception from their relationship with the Morgan Stanley Fund Complex, and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Shares and “float” benefits derived from handling of checks for purchases and sales of Shares, through a broker-dealer affiliate of the Adviser. The Board also considered that an affiliate of the Adviser receives from the Fund a shareholder servicing fee for services to be provided by the affiliate to its customers who are Shareholders of the Fund. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds (which may include the Fund) through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board concluded that the sales commissions and the shareholder servicing fee were competitive with, respectively, other broker-dealers and comparable funds, and concluded that the fall-out benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser will realize any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”). The Board noted that the Fund invests only in Investment Funds, derivative instruments and fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Alternative Investment Partners Absolute Return Fund

Investment Advisory Agreement Approval (Unaudited) (continued)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its Shareholders to approve renewal of the Advisory Agreement for another year.

Alternative Investment Partners Absolute Return Fund

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Investment Funds; and (2) how the Fund voted proxies relating to Investment Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Alternative Investment Partners Absolute Return Fund

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Trustees

Michael Nugent, Chairperson of the Board and Trustee

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Ronald E. Robison, President and Principal Executive Officer

Stefanie V. Chang Yu, Vice President

Cory Pulfrey, Vice President

Mustafa Jama, Vice President

Matthew Graver, Vice President

Amy R. Doberman, Vice President

Carsten Otto, Chief Compliance Officer

James W. Garrett, Treasurer and Chief Financial Officer

Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, Pennsylvania 19103

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

ITEM 2.	CODE OF ETHICS. Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS. Refer to Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to a semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS.

(a)(1) This information is as of June 30, 2008

Mustafa A. Jama is the Head of, and Chief Investment Officer for, the Morgan Stanley AIP Fund of Hedge Funds team; he is also a member of the Investment Committee. He joined Morgan Stanley AIP in 2004 and has more than 12 years of relevant industry experience. Before joining the firm, Mr. Jama was a managing director and head of manager sourcing for Glenwood Capital Investments and was a director and portfolio manager at Deutsche Bank Absolute Return Strategies; both are fund of hedge funds managers. Prior to that, he managed client capital at Bankers Trust/Deutsche Bank, utilizing option strategies in equities, fixed income, currencies, and commodities and also managed Deutsche Bank’s proprietary capital. Mr. Jama received a B.S. in civil engineering from Southern University, Baton Rouge and an M.S. in civil engineering from the University of Southern California. He received an M.B.A. from Harvard Business School.

Paresh Bhatt is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on fixed income and mortgage arbitrage strategies; he is also a member of the Investment Committee. He joined Morgan Stanley AIP in 2003 and has more than 13 years of relevant industry experience. Prior to his current role, Mr. Bhatt was an investment analyst. Before joining the firm, Mr. Bhatt worked for SEI Investments where he managed global equity and EAFE portfolios, led due diligence on fund of hedge funds portfolios, and was an equity analyst for Granite Associates where he conducted fundamental equity research in the TMT sector and monitored hedge fund investments. He was also a vice president at Lehman Brothers, an associate at Bankers Trust, and a research assistant at the Federal Reserve Board. Mr. Bhatt received a B.A. in economics from, and was valedictorian, at Union College, and he received an M.B.A. in finance from the Wharton School of the University of Pennsylvania.

José F. González-Heres is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on event driven, credit, and capital structure arbitrage strategies; he is also a member of the Investment Committee and serves on the Risk Management Committee. He joined Morgan Stanley AIP in 2001 and has more than 14 years of relevant industry experience. Prior to his current role, Mr. González-Heres served as an investment analyst. Before joining the firm, Mr. González-Heres was chief executive officer of Suggestionator, Inc., a privately held software company, and was an investment banker in the public finance areas of both Bear Stearns and Prudential Securities. He also worked at IBM and earned U.S. and international patents for his work on algorithms. Mr. González-Heres received a B.S. in electrical engineering from Northwestern University and an M.B.A. in finance and investments from the Yale University School of Management.

Kevin Kuntz is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on long/short equity strategies; he is also a member of the Investment Committee. He joined Morgan Stanley AIP in 2006 and has 21 years of relevant industry experience. Before joining the firm, Mr. Kuntz was a portfolio manager at Ramius HVB Partners LLC, a division of Ramius Capital LLC, where he was responsible for the long/short equity components for their fund of funds vehicles. Prior to that, he was a portfolio manager and strategy head for long/short equity research at JPMorgan Alternative Asset Management. He also has sell-side experience, as an analyst and trader, through previous positions. Mr. Kuntz received a B.S. in finance from St. John’s University.

Mark L.W. van der Zwan, CFA, is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on multi-strategy, convertible bond arbitrage, and quantitative strategies; he is also a member of the Investment Committee. He joined Morgan Stanley AIP in 2004 and has 12 years of relevant industry experience. Prior to his current role, Mr. van der Zwan was an investment analyst. Before joining the firm, Mr. van der Zwan was a senior consultant for Alan D. Biller & Associates, an institutional investment consulting firm, where he was responsible for hedge fund manager selection. Prior to that, he was a researcher at the National Research Council of Canada where he performed advanced computational modeling. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Lawrence Berner is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on credit and event driven strategies including merger arbitrage, equity special situations, credit arbitrage, capital structure arbitrage and distressed investing; he is also a member of the Investment Committee. He joined Morgan Stanley AIP in 2006 and has 10 years of relevant industry experience. Before joining the firm, Mr. Berner was an analyst at Man-Glenwood Capital Investments where he was responsible for hedge fund manager selection, portfolio construction and quantitative analysis. Prior to Man-Glenwood, he was a risk analyst at ABN Amro, focusing on fixed income and foreign exchange derivatives. Before that, he was a commodities research analyst at Salomon Smith Barney. Larry received both a B.S. in computer science and a B.A. in mathematics from the University of Texas, Austin. He also received an M.S. in financial mathematics from The University of Chicago. Mr. Berner holds the Chartered Financial Analyst designation.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of June 30, 2008.

Mustafa A. Jama Jose F. Gonzalez-Heres Paresh Bhatt Kevin Kuntz Mark L. W. van der Zwan Lawrence Berner	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	Five	$4.55
Other Pooled Investment Vehicles	Fourteen	$4.83
Other Accounts	Eight	$3.61

(a)(2)(iv) Conflicts of Interests -

THE ADVISER AND THE INVESTMENT MANAGERS

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser and may follow. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser evaluates for the Fund and for the Adviser Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Fund differ from those of the Adviser Accounts. Accordingly, the future performance of the Fund and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Fund and one or more Adviser Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Fund and/or the Adviser Accounts, thereby limiting the size of the Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Adviser Accounts, or by an Investment Manager on behalf of its own other accounts (“Investment Manager Accounts”) that are the same as, different from, or made at a different time from that of, positions taken for the Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Manager Accounts.

OTHER MATTERS

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3) Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Components of discretionary compensation may include:

•	Cash Bonus;

•

Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards – a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•

Investment Management Deferred Compensation Plan (IMDCP) awards – a mandatory program that defers a portion of discretionary year-end compensation and notionally allocates it to designated funds advised by the Adviser or its affiliates. The awards are subject to vesting and other conditions;

•

Voluntary Deferred Compensation Plans – voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors typically include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against, if applicable, the fund’s primary benchmark (as indicated in the fund’s prospectus), indices and/or peer groups where available. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management.

(a) (4) Securities Ownership of Portfolio Managers

As of June 30, 2008, none of Mustafa A. Jama, Jose F. Gonzalez-Heres, Paresh Bhatt, Kevin Kuntz, Mark L.W. van der Zwan or Lawrence Berner owned any securities in the Fund.

(b) The information in Item 8(a) has been provided due to the appointment in April 2008 of Lawrence Berner as a Portfolio Manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)

(1)	Code of Ethics is not applicable to a semi-annual report.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: President
Date: August 29, 2008

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 29, 2008

By:	/s/ James W. Garrett
Name: James W. Garrett
Title: Principal Financial Officer
Date: August 29, 2008